UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2005

QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Technology Drive, Suite 800, San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

408-944-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

     On April 1, 2005, Quantum Corporation (the “Company”) sent out Change of Control Agreements for signature by the Company’s CEO (the “CEO Agreement”), Section 16 officers (the “Officer Agreement”), and Directors (the “Director Agreement”), the material terms of which are summarized below.  These agreements replace similar agreements that expired on April 1, 2005.

     CEO Agreement.  If the CEO is terminated by Involuntary Termination (as defined in the CEO Agreement) within eighteen (18) months after a Change of Control (as defined in the CEO Agreement), the CEO will receive the following severance compensation and benefits:  (1) 300% of the CEO’s then established Base Compensation (as defined in the CEO Agreement);  (2) 300% of the average of the CEO’s actual annual bonuses received over the previous two (2) years; (3) payment of COBRA premiums for twelve (12) months;  (4) any unvested equity-based compensation award then held by the CEO shall automatically become vested; and  (5)   if applicable, a gross-up payment in the amount of any excise tax incurred by the CEO as a result of the benefits received under the CEO Agreement.

     Officer Agreements.   If any Officer is terminated as the result of an Involuntary Termination (as defined in the Officer Agreement) within eighteen (18) months after a Change of Control (as defined in the Officer Agreement), the Officer will receive the following severance compensation and benefits:  (1) 200% of the Officer’s then established Base Compensation (as defined in the Officer Agreement);  (2) 200% of the average of the Officer’s actual annual bonuses received over the previous two (2) years;  (3) payment of COBRA premiums for twelve (12) months;  (4) any unvested equity-based compensation award then held by the Officer shall automatically become vested; and  (5) if applicable, a gross-up payment in the amount of any excise tax incurred by the Officer as a result of the benefits received under the Officer Agreement.

     Director Agreements.  If the Association (as defined in the Director Agreement) between the successor corporation and a Director terminates, other than a termination due to death or Disability (as defined in the Director Agreement), within twelve (18) months of a Change of Control (as defined in the Director Agreement), then any unvested equity-based compensation award held by the Director shall automatically become vested.

     This summary is qualified by reference to the actual agreements, which are filed as Exhibits 10.1 to 10.3 of this Form 8-K, and are incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

By:	/s/SHAWN HALL
Shawn Hall Vice President, General Counsel and Secretary

Dated:    April 07, 2005

Index to Exhibits

Exhibit	Description
10.1	Chief Executive Officer Change of Control Agreement, dated April 1, 2005, between Registrant and Richard E. Belluzzo

10.2	Form of Officer Change of Control Agreement, dated April 1, 2005, between Registrant and Registrant’s Executive Officers (other than the Chief Executive Officer)

10.3	Form of Director Change of Control Agreement, dated April 1, 2005, between Registrant and each Director of Registrant (other than the Chairman and CEO)